SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                                FEBRUARY 11, 1997

                               Halliburton Company
             (Exact name of registrant as specified in its charter)

State or other                      Commission                IRS Employer
jurisdiction                        File Number               Identification
of incorporation                                                 Number

Delaware                               1-3492                  No. 75-2677995

                               3600 Lincoln Plaza
                             500 North Akard Street
                            Dallas, Texas 75201-3391
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code - 214/978-2600






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         INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events

         The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders.

         In connection with the offering, sale and delivery by Registrant of $125 million principal amount Registrant's 6 3/4% Notes due February 1, 2027 (the "Notes") on February 11, 1997, Registrant is filing herewith as exhibits the final copies of the Distribution Agreement and the Terms Agreement and the form of Note. The offering, sale and delivery of the Notes, which constitute a part of Registrant's Medium Term Notes Due Nine Months or More From Date of Issue, Series A, have been registered pursuant to the registration provisions of the Securities Act of 1933, as amended, by virtue of Registrant's Registration Statement on Form S-3 (File No. 33-65772) which, as amended by Post-effective Amendment No. 2, became effective on December 19, 1996.

Item 7.  Financial Statements and Exhibits

         List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

         (c)      Exhibits.

                  Exhibit 1.1 - Distribution Agreement dated as of January 13, 1997 between Halliburton Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated and the other agents signatory thereto.

                  Exhibit 1.2 - Terms Agreement dated February 6, 1997 between Halliburton Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated and the other agents signatory thereto.

                  Exhibit 4.1 - Form of Note.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     HALLIBURTON COMPANY




Date:    February 11, 1997                  By: ____________________________
                                                 Susan S. Keith
                                                 Vice President, Secretary and
                                                 Corporate Counsel


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                                  EXHIBIT INDEX



Exhibit                                                        Sequentially
Number                     Description                         Numbered Page

1.1                      Distribution Agreement                      5 of 47

1.2                      Terms Agreement                             34 of 47

4.1                      Form of Note                                39 of 47



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